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                                                                 EXHIBIT 10.41.2


Schedule identifying substantially identical agreements by PanAmSat Corporation ("PanAmSat") in favor of each of the following persons, to the form of Indemnity Agreement constituting Exhibit 10.41.1 to the Annual Report on Form 10-K of PanAmSat for the Fiscal Year ended December 31, 1997
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                                     Name
                                     ----

                               Charles H. Noski
                             Frederick A. Landman
                              Patrick J. Costello
                               Steven D. Dorfman
                                John J. Higgins
                               Ted G. Westerman
                              Dennis F. Hightower
                                 James M. Hoak
                             Joseph R. Wright, Jr.
                               Michael T. Smith
                               Lourdes Saralegui
                                 Carl A. Brown
                               Kenneth N. Heintz
                              Robert A. Bednarek
                               James W. Cuminale
                                David P. Berman